UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549
FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported):
May 1, 2019

URBAN EDGE PROPERTIES
URBAN EDGE PROPERTIES LP
(Exact name of Registrant as specified in its charter)

Maryland (Urban Edge Properties)	001-36523 (Urban Edge Properties)	47-6311266
Delaware (Urban Edge Properties LP)	333-212951-01 (Urban Edge Properties LP)	36-4791544
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

888 Seventh Avenue
New York, NY 10019
(Address of Principal Executive offices) (Zip Code)

Registrant’s telephone number including area code: (212) 956-2556

Former name or former address, if changed since last report: N/A
Securities registered pursuant to Section 12(b) of the Act:
Urban Edge Properties

Title of Each Class of Registered Securities	Trading Symbol	Name of Each Exchange on Which Registered
Common Shares, $.01 par value per share	UE	New York Stock Exchange
Urban Edge Properties LP

Title of Each Class of Registered Securities	Trading Symbol	Name of Each Exchange on Which Registered
None	N/A	N/A
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Urban Edge Properties ☐                   Urban Edge Properties LP ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
Urban Edge Properties ☐                   Urban Edge Properties LP ☐

Item 2.02 Results of Operations and Financial Condition

On May 1, 2019, Urban Edge Properties (the "Company") announced its financial results for the three months ended March 31, 2019. A copy of the Company's Earnings Press Release is furnished as Exhibit 99.1 to this report on Form 8-K. A copy of the Company's Supplemental Disclosure Package is furnished as Exhibit 99.2 to this report on Form 8-K. The information contained in this report on Form 8-K, including Exhibits 99.1 and 99.2, shall not be deemed "filed" with the Securities and Exchange Commission nor incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Securities Exchange Act of 1934, as amended (the "Exchange Act") regardless of any general incorporation language in any such filing.

Item 7.01 Regulation FD Disclosure

On May 1, 2019, the Company announced its financial results for the three months ended March 31, 2019 and made available on its website the Earnings Press Release and Supplemental Disclosure Package described in Item 2.02 above. The information contained in this report on Form 8-K, including Exhibits 99.1 and 99.2, shall not be deemed "filed" with the Securities and Exchange Commission nor incorporated by reference into any filing under the Securities Act or the Exchange Act regardless of any general incorporation language in any such filing.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits:
99.1 - Earnings Press Release of Urban Edge Properties dated May 1, 2019.
99.2 - Supplemental Disclosure Package of Urban Edge Properties as of March 31, 2019.

INDEX TO EXHIBITS

Exhibit Number	Document

99.1	Earnings Press Release of Urban Edge Properties dated May 1, 2019
99.2	Supplemental Disclosure Package of Urban Edge Properties as of March 31, 2019

SIGNATURE

Pursuant to the requirements of the Exchange Act, the registrants have duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

URBAN EDGE PROPERTIES
(Registrant)

Date: May 1, 2019	By:	/s/ Mark Langer
Mark Langer, Executive Vice President and Chief Financial Officer

URBAN EDGE PROPERTIES LP
By: Urban Edge Properties, General Partner

Date: May 1, 2019	By:	/s/ Mark Langer
Mark Langer, Executive Vice President and Chief Financial Officer